EXHIBIT 23.1



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]






CONSENT  OF  INDEPENDENT  AUDITOR



We consent to the reference to our firm under the captions "Accountants On Accounting And Financial Disclosure" and "Interests Of Named Experts And Counsel" and to the use of our report dated September 21, 2001, in Amendment No. 2 to the Form S-1 Registration Statement and related Prospectus of Valemont Supply Inc. for the registration of shares of its common stock.

/s/  Manning  Elliot


CHARTERED  ACCOUNTANTS
Vancouver,  Canada
April  2,  2002